UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 4, 2005


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   1-10545                    13-3355897
     (State or Other       (Commission File Number)          (IRS Employer
     Jurisdiction of                                        Identification
      Incorporation)                                             Number)


                    80 Pine Street, New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On April 4, 2005, each of Maurice R. Greenberg, Director and non-executive Chairman, and Directors Edward E. Matthews and Howard I. Smith, notified the Company that they are resigning from the Board of Directors, effective immediately.

         On April 5, 2005, the Board elected Robert F. Orlich, President and Chief Executive Officer of Transatlantic Holdings, Inc., to serve as its interim Chairman.

         A press release announcing these actions accompanies this Form 8-K as exhibit 99.1.



Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

    (c)    Exhibits

    Exhibit 99.1 Press release of Transatlantic Holdings, Inc. dated April 5, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRANSATLANTIC HOLDINGS, INC.
                                              (Registrant)

Date: April 5, 2005
                                      By /s/ STEVEN S. SKALICKY
                                         -----------------------------------
                                         Name:   Steven S. Skalicky
                                         Title:  Executive Vice President
                                                 and Chief Financial Officer

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

99.1           Press Release of Transatlantic Holdings, Inc. dated April 5, 2005